                   SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549


                                FORM 8-K


                             CURRENT REPORT


                   Pursuant to Section 13 or 15 (d) of
                   The Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported):  August 21, 2001


                      Champion Enterprises, Inc.
       -------------------------------------------------------
       (Exact name of registrant as specified in its charter)



                              Michigan
           ---------------------------------------------
           State or other jurisdiction of incorporation



            1-9751                            38-2743168
     ----------------------        --------------------------------
     Commission File Number        IRS Employer Identification No.


     2701 Cambridge Court, Suite 300, Auburn Hills, Michigan 48326
     -------------------------------------------------------------
    (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:  (248) 340-9090
Item 5.  Other Events.

     On August 21, 2001 the Registrant issued a press release, which is attached as Exhibit 99.

Item 7.  Exhibits.

Exhibit
Number.

99       Press release dated August 21, 2001.

                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CHAMPION ENTERPRISES, INC.



                                   /S/ ANTHONY S. CLEBERG
                                   ----------------------
                                   Anthony S. Cleberg
                                   Executive Vice President and
                                   Chief Financial Officer


August 21, 2001

                          INDEX TO EXHIBITS



                                                            Sequential
Exhibit No.                 Description                      Page No.

   99           Press release dated August 21, 2001